GOLDMAN SACHS TRUST
(the “Trust”)

Class A, C, Institutional, R and IR Shares of
Goldman Sachs Income Strategies Portfolio

Supplement dated February 15, 2008 to the
Prospectuses dated March 7, 2007 (the “Prospectuses”)

Effective February 15, 2008, the Goldman Sachs Local Emerging Markets Debt Fund will be added as an underlying fund which is available for investment by the Goldman Sachs Income Strategies Portfolio.

This supplement updates the disclosure contained in the Prospectuses as follows:

The following is inserted in the table in the section “Description of Underlying Funds”:

Expected
Approximate
Underlying	Investment	Duration	Interest Rate	Investment	Credit	Other
Fund	Objectives	or Maturity	Sensitivity	Sector	Quality	Investments

Local Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration * = one to six years	N/A	At least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Also invests in futures, swaps and other derivatives.	Minimum = D (Standard & Poor’s) or C (Moody’s)	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations, and repurchase agreements with respect to the foregoing.

The following bullet points replace the first and the twelfth bullet points, respectively, in the section “Principal Risks of the Underlying Funds—Risks That Are Particularly Important For Certain Underlying Funds”:

•	Non-Diversification Risk—The Global Income, International Real Estate Securities, Real Estate Securities, Emerging Markets Debt and Local Emerging Markets Funds are non-diversified meaning, that each fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, these funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments

•	Non-Hedging Foreign Currency Trading Risk—The Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may engage, to a greater extent than the other Underlying Funds, in forward foreign currency transactions for speculative purposes. These Underlying Funds’ investment advisers may purchase or sell foreign currencies through the use of forward contracts based on the investment advisers’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment advisers seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment advisers’ expectations may produce significant losses to these Underlying Funds.

The following is inserted in the second table in the section “Service Providers—Management Fees”:

		Total Net
		Operating Expense
Underlying Fund	Management Fee	Ratio

Local Emerging Markets Debt Fund	First $2 billion 0.90% Over $2 billion 0.81%	1.01%

The following paragraphs are added above the section “Risks of Foreign Investments” in Appendix A:

Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Local Emerging Markets Debt Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (SIVs) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

541474
INCLEMDSTK